Note Purchase Agreement

This Note Purchase Agreement (this "Note Purchase Agreement") is dated October 29, 2015, by and between Terry F. King an individual with an address at 4901 Winding Lane, Indian Trial, North Carolina, 28079 (the "Investor") and Multimedia Platforms, Inc, a Nevada corporation (the "Company"), whereby the parties agree as follows:

1. Subscription.

Investor agrees to buy and the Company agrees to sell and issue to Investor a 9% convertible promissory note (the "Note") in the amount of the aggregate purchase price as set forth on the signature page hereto (the "Purchase Price") and common stock purchase warrant (the "Warrant") to purchase such number of shares equal to one hundred percent (100%) of the number of shares of common stock for which the principal amount (and interest and such other amounts as determined under the Note) of the Note is subject to conversion under the terms of the Note. The completion of the purchase and sale of the Note and Warrant (the "Closing") shall take place at a place and time (the "Closing Date") to be specified by the Company.

2. Investor Acknowledgements.

Investor represents that Investor is purchasing the Note and Warrant for such Investor's own account, and not as nominee or agent, for investment purposes only and not with a view to, or for sale in connection with, a distribution. Investor acknowledges that it is able to protect its interests in connection with the acquisition of the Note and Warrant and can bear the economic risk of investment in such without producing a material adverse change in Investor's financial condition. Investor, either alone or with Investor's representative(s), otherwise has such knowledge and experience in financial or business matters that Investor is capable of evaluating the merits and risks of the investment in the Note and Warrant.

3. Miscellaneous.

This Note Purchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. Execution may be made by delivery by facsimile or via electronic format.

All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and shall be mailed, hand delivered, sent by a recognized overnight courier service such as Federal Express, or sent via facsimile and confirmed by letter, to the party to whom it is addressed at the following addresses or such other address as such party may advise the other in writing:

To the Company: as set forth on the signature page hereto.

To the Investor: as set forth on the signature page hereto.

All notices hereunder shall be effective upon receipt by the party to which it is addressed.

[Signature page follows]

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us the duplicate copy of this Note Purchase Agreement.

MULTIMEDIA PLATFORMS, INC.

By: ______________________

Name: Robert A. Blair
Title: Chief Executive Officer

Address for Notice:

Multimedia Platforms, Inc.
2929 East Commercial Blvd., Suite Ph-D
Fort Lauderdale, Florida 33308
Attn: Robert A. Blair, Chief Executive Officer

Purchase Price: $50,000
Principal Amount of Note: $50,000
Number of Warrant Shares: 125,000

INVESTOR: Terry F. King

By: ______________________

Name: Terry F. King
Title:

PHYSICAL DELIVERY OF NOTE AND WARRANT

Delivery Instructions:

Name in which Note and Warrant should be issued:

Terry F. King

Address for delivery:
Street: 4901 Winding Lane
City/State/Zip: Indian Trail, NC 28079
Attention: Terry F. King
Telephone No.: 704-821-7831

THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $50,000 **Issue Date: October 29, 2015**

MULTIMEDIA PLATFORMS, INC.

9% CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, **Multimedia Platforms, Inc.,** a corporation organized under the laws of the State of Nevada (hereinafter called "**Borrower**" or the "**Company**"), hereby promises to pay to ***Terry F. King***, an individual with an address at 4901 Winding Lane, Indian Trial, North Carolina, 28079 or his permitted registered assigns or successors in interest or order (the "**Holder**"), without demand, the sum of ***$50,000*** (the "**Principal Amount**"), with simple interest at the annual rate of nine percent (9%). The "**Maturity Date**" of this Note shall be the date that is twelve (12) months from the date hereof, subject to conversion and acceleration as provided in Section 2 or Section 3 hereof.

This 9% Convertible Promissory Note (the "**Note**") has been executed and issued pursuant to the terms of a Securities Purchase Agreement for a bridge loan between the Borrower and the Holder and certain other Holders of Notes, dated of even date herewith (the "**Purchase Agreement**") pursuant to which the Holder acquired this Note and Common Stock Purchase Warrants. This Note is not secured and is convertible as provided herein. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Purchase Agreement. The following terms shall apply to this Note:

ARTICLE I
INTEREST

1.1. Interest Rate. The Company shall pay interest to the Holder on the Principal Amount of this Note at the rate of nine percent (9%) per annum. Interest shall accrue monthly commencing on the Issue Date until payment in full of the outstanding Principal Amount, together with all accrued and unpaid interest, liquidated damages and other amounts which may become due hereunder, has been made.

1.2. Default Interest Rate. Following the occurrence and during the continuance of an Event of Default (as defined below), which, if susceptible to cure is not cured within the cure periods (if any) set forth in **Article III,** then, in addition to any remedies at law or in equity that may be available, commencing from the end of the applicable cure period the annual interest rate on this Note shall (subject

to the limitations set forth in Section 4.7) be the *lesser* of twelve percent (12%) per annum or the highest rate permissible by law (the "**Default Interest Rate**") for such time as an Event of Default is not cured.

ARTICLE II
CONVERSION RIGHTS

2.1. Holder's Voluntary Conversion Rights.

(a) For so long as this Note remains outstanding and not fully paid, the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with any accrued and unpaid interest thereon, into shares of Common Stock of the Borrower or its successor in interest (the "**Conversion Shares**"), subject to the terms and conditions set forth in this Article II, at $0.40 per share of Company common stock, par value $0.001 per share (the "**Common Stock**") (as may be adjusted as provided herein, the "**Conversion Price**"). The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 2.2. For the purposes of this Note "Common Stock Equivalents" means any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument t is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

(b) If an Event of Default (as hereinafter defined) has occurred, then the Conversion Price shall be reduced, but not increased to the price set forth in Section 2.6 below, but shall continue to be subject to adjustment pursuant to Section 2.3 below.

2.2. Mechanics of Holder's Conversion. In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock the Holder shall give notice to the Borrower of such election by delivering an executed and completed notice of conversion (a "**Notice of Conversion**") pursuant to Section 4.2 which Notice of Conversion shall provide a breakdown in reasonable detail of the Principal Amount and accrued interest. Upon each conversion of the Principal Amount of this Note and in accordance with its Notice of Conversion, the Borrower shall make the appropriate reduction to the Principal Amount and accrued and unpaid interest. To effect conversions hereunder, the Holder shall not be required to physically surrender this Note to Borrower unless the entire principal amount of this Note has been so converted. No fractional Conversion Shares shall be issued upon conversion of this Note. Instead of any fractional shares that would otherwise be issuable upon conversion of this Note, the Borrower shall pay a cash adjustment in respect of such fractional share in an amount equal to the same fraction of the Conversion Price then in effect.

2.3. Adjustments to Conversion Price.

(a) The number of Conversion Shares to be issued upon each conversion of this Note pursuant to this Section 2 shall be determined by dividing that portion of the Principal Amount and interest to be converted, if any, by the then applicable Conversion Price.

(b) The Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject upon the happening of certain events while this conversion right remains outstanding, as follows:

i. Merger, Sale of Assets, etc. If (A) the Company effects any merger or consolidation of the Company with or into another entity, (B) the Company effects any sale of all or

substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares of Common Stock for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a "**Fundamental Transaction**"), this Note, as to the unpaid principal portion thereof and accrued interest thereon, shall thereafter be deemed to evidence the right to convert into such number and kind of shares or other securities and property as would have been issuable or distributable on account of such Fundamental Transaction, upon or with respect to the securities subject to the conversion right immediately prior to such Fundamental Transaction. The foregoing provision shall similarly apply to successive Fundamental Transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the provisions of this Section shall apply to such securities of such successor or purchaser after any such Fundamental Transaction.

ii. Reclassification, etc. If the Company at any time shall, by reclassification or otherwise, change the Common Stock into the same or a different number of securities of any class or classes, this Note, as to the unpaid principal portion hereof and accrued interest hereon, shall thereafter be deemed to evidence the right to convert into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

iii. Stock Splits, Combinations and Dividends. If the Common Stock are subdivided or combined into a greater or smaller number of shares of Common Stock, or if a dividend is paid on the Common Stock by issuance of Common Stock, the Conversion Price shall be proportionately reduced in case of subdivision of shares or stock dividend or proportionately increased in the case of combination of shares, in each such case by the ratio which the total number of Common Stock outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

(d) Whenever the Conversion Price is adjusted pursuant to this Section 2.3, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a statement of the facts requiring such adjustment.

2.4 Issuance of Replacement Note. Upon any loss or destruction of this Note, a replacement Note containing the same date and provisions of this Note shall be issued by the Company to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid.

2.5 Delivery of Conversion Shares; Liquidated Damages; Failure to Issue Conversion Shares. As soon as practicable upon the conversion of this Note, in whole or in part, and in any event no later than five (5) business days after the Company's receipt of the Notice of Conversion, the Company shall deliver to Holder (or in accordance with Holder's delivery instructions) certificates representing the

Conversion Shares reflecting principal and interest so converted, in the name of Holder, which shall be transmitted by the Borrower's transfer agent to the Holder by physical delivery to the address specified by the Holder in the Notice of Exercise. During any failure to deliver shares, and for avoidance of doubt, the Note shall be deemed issued and duly held by the Holder and Holder shall be entitled to seek any enforcement or collection remedy on this Note as permitted by law, interest shall continue to accrue and the Conversion Price shall continue to be adjustable downward provided in this Section 2.

2.6 Holder's Conversion Limitations. The Company shall not effect any conversion of this Note, and a Holder shall not have the right to convert any portion of this Note, to the extent that after giving effect to the conversion set forth on the applicable Notice of Conversion, the Holder (together with the Holder's Affiliates, and any Persons acting as a group together with the Holder or any of the Holder's Affiliates) would *beneficially own* in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which such determination is being made, but shall exclude the number of shares of Common Stock that are issuable upon (i) conversion of the remaining, unconverted principal amount of this Note beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, any other Notes) beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.6, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 2.6 applies, the determination of the extent to which this Note is convertible (in relation to other securities owned by the Holder together with any Affiliates) and of which principal amount of this Note is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination of whether this Note may be converted (in relation to other securities owned by the Holder together with any Affiliates) and which principal amount of this Note is convertible, in each case subject to the Beneficial Ownership Limitation. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.6, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) a more recent written notice by the Company or the Company's transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then-outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Note held by the Holder. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.6 or waive it entirely, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of this Note held by the Holder and the Beneficial Ownership Limitation provisions of this Section 2.7 shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The Beneficial Ownership Limitation provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this

Section 2.6 to correct this paragraph (or any portion hereof) that may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The Holder may, at any time that the Borrower is not registered and required to file periodic reports pursuant to the Securities Exchange Act of 1934, as amended (the "**1934 Act**"), waive all of the foregoing restrictions of this Section 2.6 by 3 days written notice._

EVENTS OF DEFAULT

3.1 The occurrence of any of the following events of default ("**Event of Default**") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

3.2 Failure to Pay Principal or Interest. The Borrower fails to pay any the Principal Amount, interest or other sum due under this Note when due and such failure continues for a period of ten (10) business days after receipt by the Borrower of written notice of such default.

3.3 Breach of Covenant. The Borrower breaches any material covenant or other term or condition of this Note (including, and without limitation, any covenants set forth in the Securities Purchase Agreement), or in the notes contemplated to be issued in a Subsequent Financing, in any material respect and such breach, if subject to cure, continues for a period of 10 business days after written notice to the Borrower from the Holder, provided that if such breach cannot reasonably be cured within such 10-day period and Borrower shall have commenced to cure such breach within such 10-day period and thereafter diligently proceeds to cure the same, such 20-day period shall be extended for so long as it shall require the Borrower in the exercise of due diligence to cure such default, not to exceed 45 business days in the aggregate.

3.4 Breach of Representations and Warranties. Any material representation or warranty of the Borrower made in the Purchase Agreement shall be false or misleading in any material respect as of the Issue Date, except to the extent such representation or warranty is made as of a different date in which case such representation or warranty shall have been false or misleading in any material respect as of such date.

3.5 Receiver or Trustee. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed and not dismissed within 60 calendar days.

3.6 Bankruptcy. Bankruptcy, insolvency, reorganization, or liquidation proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed within 60 calendar days of initiation.

3.7 Sale of Assets. A disposition of all or substantially all of the assets of the Borrower (excluding any transaction relating to the sale and lease back of the Borrower's equipment).

3.8 Failure to Deliver Common Stock or Replacement Note. Borrower's failure to timely deliver Conversion Shares to the Holder pursuant to and in the form required by this Note or the Purchase Agreement.

3.9 Use of Proceeds. Proceeds of this Note not being utilized substantially in accordance with the intended uses set forth in the Purchase Agreement and the related offering document and for no other purposes.

3.10 Reservation Default. Failure by the Borrower to have reserved for issuance upon conversion of the Note the amount of Common Stock as set forth in this Note and the Purchase Agreement.

ARTICLE IV
MISCELLANEOUS

4.1 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

4.2 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, electronic mail or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery, electronic mail or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, if sent by electronic mail with confirmed receipt, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

If to the Borrower:

Multimedia Platforms, Inc.
2929 East Commercial Blvd., Suite Ph-D
Fort Lauderdale, Florida 33308
Attn: Robert A. Blair, Chief Executive Officer

With a copy to (which shall not constitute notice):

Szaferman, Lakind, Blumstein & Blader, P.C.
101 Grovers Mill Road, Suite 200
Lawrenceville, NJ 08648
Attention: Gregg Jaclin, Esq.
gjaclin@szaferman.com

If to the Purchaser: At the address set forth on the Purchaser's Signature to the Purchase Agreement

4.3 Amendment Provision. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented or reissued, then as so amended or supplemented or reissued.

4.4 Assignees. This Note, and the conversion rights described herein, shall not be assignable by the Holder without the prior written consent of the Borrower, which shall not be unreasonably withheld. Subject to the restrictions of the preceding sentence, the rights and obligations of the Borrower and the Holder shall be binding upon and benefit the successors, assign, heirs, administrators and transferees of the parties.

4.5 Cost of Collection. In the event that Holder is required to take legal or other action to enforce its rights or obtain collection under this Note, Borrower shall pay the Holder hereof reasonable costs of collection, or enforcement of the terms hereof, including attorneys' fees.

4.6 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York, **including, but not limited to, New York statutes of limitations**. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the State Supreme Court of the State of New York, County of New York (or any federal courts having jurisdiction of such area). Both parties and the individual signing this Agreement on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or unenforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to realize on any collateral or any other security for such obligations, or to enforce a judgment or other decision in favor of the Holder.

4.7 Maximum Payments. Nothing contained herein shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law (such as, without limitation, the usury laws), any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower, or if no further amounts are owed by the Borrower to the Holder, shall be refunded to the Borrower. Borrower hereby irrevocable consents to the reformation of this Note, as may be necessary by a court of law, so as to enable enforcement of this Note pursuant to summary judgment or summary proceeding. For avoidance of doubt, in the event that, for any reason, a finding by a court having jurisdiction over this Note is made that limits enforceability as a result of excessive interest or other origination or investment banking fees pursuant to the laws of any jurisdiction, then, such defense shall not be deemed to bar a summary proceeding or summary judgment on the Note but rather, the Note shall be fully and absolutely enforceable as to all principal and, the court having jurisdiction shall, after an inquest, have power to reform the Note so as to reduce interest amount to such amount as is immediately enforceable pursuant to summary judgment or summary proceeding and grant such award, plus any legal or enforcement fees of Holder(s).

4.8. Construction and Enforcement. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other. This Note reflects an investment made by Holder or its assignor

to the Borrower. **This Note is intended as, and shall be deemed an unconditional obligation of Borrower for the payment of money only and, without limitation to any other remedies of Holder (such as, without limitation, summary judgment after initiation of a proceeding, or equitable remedies), shall be enforceable against Borrower by summary proceeding in lieu of or after filing of a complaint, pursuant to New York Civil Procedure Law Rule 3213, or any similar rule or statute in the jurisdiction where enforcement is sought. For purposes of such rule or statute, any other document or agreement to which Holder and Borrower are parties or which Borrower delivered to Holder, which may be convenient or necessary to determine Holder's rights hereunder or Borrower's obligations to Holder are deemed a part of this Note, whether or not such other document or agreement was delivered together herewith or was executed apart from this Note.**

4.9 Redemption. This Note may be prepaid by the Borrower, in whole or in part, at any time and from time to time, without premium or penalty, upon 30 days' prior written notice to the Holder.

4.10 Shareholder Status. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

4.11 Non-Business Days. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of New York, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of accrued interest payable on such date.

[signature page follows]

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 29 day of October 2015.

MULTIMEDIA PLATFORMS, INC.

By: Robert A. Blair
Title: Chief Executive Officer

[Signature Page to 9% Convertible Promissory Note of Multimeda Platforms, Inc.]

<u>**NOTICE OF CONVERSION**</u>

(To be executed by the Holder in order to convert the Note)

________The undersigned hereby elects to convert $________ of the principal and $________ of the interest due on the Note issued by **Multimedia Platforms, Inc.**, a Nevada corporation (the "**Company**") into shares of Common Stock of the Company according to the conditions set forth in such Note, as of the date written below.

Date of
Conversion/Exchange:____

Conversion Price:____

Shares To Be Delivered:____

Signature:____

Print Name:____

Address:____

____

COMMON STOCK PURCHASE WARRANT

MULTIMEDIA PLATFORMS, INC.

Warrant Shares: 125,000 Initial Exercise Date: October 29, 2015

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, Terry F. King or his assigns (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after October 29, 2015 (the "Initial Exercise Date") and on or prior to the close of business on the four (4) year anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from Multimedia Platforms, Inc., a Nevada corporation (the "Company"), up to 125,000 shares (as subject to adjustment hereunder, the "Warrant Shares") of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Note Purchase Agreement (the "Note Purchase Agreement"), dated October 29, 2015, among the Company and the Holder.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within three (3) Business Days of receipt of such notice. **The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.**

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $0.75 per share (the "Exercise Price").

c) Mechanics of Exercise.

i. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise, (B) surrender of this Warrant (if required) and (C) payment of the aggregate Exercise Price as set forth above (including by cashless exercise, if permitted) (such date, the "Warrant Share Delivery Date"). The Warrant Shares shall

be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(v) prior to the issuance of such shares, having been paid.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(e)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

v. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise.

vi. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

d) Holder's Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder's Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder's Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding

sentence, for purposes of this Section 2(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(d) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder's determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company's most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The "Beneficial Ownership Limitation" shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon not less than 61 days' prior notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(d), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(d) shall continue to apply. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately

after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a "Fundamental Transaction"), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(d) on the exercise of this Warrant) the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(d) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction that is (1) an all cash transaction, (2) a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act, or (3) a Fundamental Transaction involving a person or entity not traded on a national securities exchange or trading market (with such exchange or market including, without limitation, the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, The New York Stock Exchange, Inc., the NYSE or Amex), the Company or any Successor Entity (as defined below) shall, at the Holder's option, exercisable concurrently with the consummation of the Fundamental Transaction, purchase this Warrant from the Holder by paying to the Holder the higher of (i) an amount of cash equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction, or (ii) the positive difference between the cash per share paid in such Fundamental Transaction minus the then in effect Exercise Price. "Black Scholes Value" means the value of the unexercised portion of this Warrant based on the Black and Scholes Option Pricing Model obtained from the "OV" function on Bloomberg, L.P. ("Bloomberg") determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the sum of the price per share being offered in cash, if any, plus the value of any non-

cash consideration, if any, being offered in such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the "Successor Entity") to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(b) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

c) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation,

merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within ten (10) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be either (i) registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws or (ii) eligible for resale without volume or manner-of-sale restrictions or current public information requirements pursuant to Rule 144, the Company may require, as a condition of allowing such transfer, that the Holder or transferee of this Warrant, as the case may be, comply with the applicable state or federal legal requirements in place for such transfer.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(c)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares. The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed, construed, and determined in accordance with the internal laws of the State of New York without regard to conflict of law principles that may cause the laws of another jurisdiction to apply.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder's rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys' fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions in Exhibit C hereto.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

****

(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

MULTIMEDIA PLATFORMS, INC.

By: ______________________

Name: Robert A. Blair

Title: Chief Executive Officer

EXHIBIT A

NOTICE OF EXERCISE

TO: MULTIMEDIA PLATFORMS, INC.

(1) The undersigned hereby elects to purchase ________ Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of lawful money of the United States; or

(3) Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

____

[SIGNATURE OF HOLDER]

Name of Investing Entity: ____

Signature of Authorized Signatory of Investing Entity:

____

Name of Authorized Signatory:

____

Title of Authorized Signatory:

____

Date:

____

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name: ______________________________
(Please Print)

Address: ______________________________
(Please Print)

Dated: _______________ __, ______

Holder's Signature: ___________________

Holder's Address: ___________________

EXHIBIT C

NOTICE PROVISIONS

Section 1. Notices. Any and all notices, service of process or other communications or deliveries required or permitted to be given or made pursuant to any of the provisions of this Note shall be deemed to have been duly given or made for all purposes when hand delivered or sent by certified or registered mail, return receipt requested and postage prepaid, overnight mail or courier, or immediately if sent by electronic mail (provided such electronic mail notice is delivered in a commonly accepted format such as ".html" or ".pdf") and within 24 hours of having been sent such sender does not receive any notice that the electronic mail message has not been properly delivered as addressed, as follows:

If to Holder, at:

Terry King
4901 Winding Lane
Indian Trail, NC 28079

Or such other address as may be given to the Borrower from time to time

If to Company, at:

Multimedia Platforms, Inc.
2929 East Commercial Blvd., Suite Ph-D
Fort Lauderdale, Florida 33308
Attn: Robert A. Blair, Chief Executive Officer

Or such other address as may be given to the Lender from time to time